Exhibit 10

THIRTEENTH AMENDMENT

THIS THIRTEENTH AMENDMENT (this “Amendment”) dated as of April 21, 2020 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested the Pro Rata Facilities Lenders make certain modifications to the Credit Agreement, and the Required Pro Rata Facilities Lenders have agreed to such modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendment to the Credit Agreement. The table in Section 8.11(a) is amended and restated in its entirety to read as follows:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
September 30, 2018	6.00:1.0
December 31, 2018	6.00:1.0
March 31, 2019	6.25:1.0
June 30, 2019	6.25:1.0
September 30, 2019	6.25:1.0
December 31, 2019	6.00:1.0
March 31, 2020	5.75:1.0
June 30, 2020	6.50:1.0
September 30, 2020	6.50:1.0

December 31, 2020	6.25:1.0
March 31, 2021	5.25:1.0
June 30, 2021	5.25:1.0
September 30, 2021 and thereafter	5.00:1.0

3.    Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

4.1    Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Required Pro Rata Facilities Lenders and the Administrative Agent.

4.2    Fees. Receipt by the Administrative Agent of any fees required to be paid to the Pro Rata Facilities Lenders in connection with this Amendment as set forth on the Administrative Agent’s invoice signed by the Borrower on or prior to the date hereof in connection with this Amendment.

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

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10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Thirteenth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

By: /s/ David Duckworth
Name: David Duckworth
Title: Chief Financial Officer

GUARANTORS:	ABILENE HOLDING COMPANY, LLC,
a Delaware limited liability company
ABILENE LEGACY SUB, LLC, a Delaware limited liability company
ACADIA CHATTANOOGA HOLDINGS, LLC, a Tennessee limited liability company
ACADIA CRESTWYN HOLDINGS, LLC, a Tennessee limited liability company
ACADIA JV HOLDINGS, LLC, a Delaware limited liability company
ACADIA LAPLACE HOLDINGS, LLC, a Delaware limited liability company
ACADIA MANAGEMENT COMPANY, LLC, a Delaware limited liability company
ACADIA MERGER SUB, LLC, a Delaware limited liability company
ACADIA READING HOLDINGS, LLC, a Delaware limited liability company
ACADIANA ADDICTION CENTER, LLC, a Delaware limited liability company
ADVANCED TREATMENT SYSTEMS, LLC, a Virginia limited liability company
ASCENT ACQUISITION, LLC, an Arkansas limited liability company
ASCENT ACQUISITION - CYPDC, LLC, an Arkansas limited liability company
ASCENT ACQUISITION - PSC, LLC, an Arkansas limited liability company
ASPEN EDUCATION GROUP, INC., a California corporation
ASPEN YOUTH, INC., a California corporation
ATS OF CECIL COUNTY, LLC, a Virginia limited liability company

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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ATS OF DELAWARE, LLC, a Virginia limited liability company
ATS OF NORTH CAROLINA, LLC, a Virginia limited liability company
AUSTIN BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
AUSTIN EATING DISORDERS PARTNERS, LLC, a Missouri limited liability company
BATON ROUGE TREATMENT CENTER, LLC, a Louisiana limited liability company
BAYSIDE MARIN, INC., a Delaware corporation
BCA OF DETROIT, LLC, a Delaware limited liability company
BECKLEY TREATMENT CENTER, LLC, a West Virginia limited liability company
BELMONT BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
BGI OF BRANDYWINE, LLC, a Virginia limited liability company
BOWLING GREEN INN OF SOUTH DAKOTA, INC., a Virginia corporation
CALIFORNIA TREATMENT SERVICES, LLC a California limited liability company
CARTERSVILLE CENTER, LLC, a Georgia limited liability company
CASCADE BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
CASCADE BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
CAPS OF VIRGINIA, LLC, a Virginia limited liability company
CENTER FOR BEHAVIORAL HEALTH - HA, LLC, a Pennsylvania limited liability company
CENTER FOR BEHAVIORAL HEALTH-ME, INC., a Maine corporation
CENTER FOR BEHAVIORAL HEALTH-PA, LLC, a Pennsylvania limited liability company
CENTERPOINTE COMMUNITY BASED SERVICES, LLC, an Indiana limited liability company
CHARLESTON TREATMENT CENTER, LLC, a West Virginia limited liability company
CLARKSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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CLEARBROOK TREATMENT CENTERS LAND LLC, a Pennsylvania limited liability company
CLEARBROOK TREATMENT CENTERS, LLC, a Pennsylvania limited liability company
COMMODORE ACQUISITION SUB, LLC, a Delaware limited liability company
CONWAY BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
CRC ED TREATMENT, LLC, a Delaware limited liability company
CRC GROUP, LLC, a Delaware limited liability company
CRC HEALTH, LLC, a Delaware limited liability company
CRC HEALTH OREGON, LLC, an Oregon limited liability company
CRC HEALTH TENNESSEE, LLC, a Tennessee limited liability company
CRC RECOVERY, INC., a Delaware corporation
CRC WISCONSIN RD, LLC, a Wisconsin limited liability company
CROSSROADS REGIONAL HOSPITAL, LLC, a Delaware limited liability company
DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company
DETROIT BEHAVIORAL INSTITUTE, LLC, a Massachusetts limited liability company
DHG SERVICES, LLC, a Delaware limited liability company
DISCOVERY HOUSE CC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE CU, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE MA, INC., a Massachusetts corporation
DISCOVERY HOUSE MONROEVILLE, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE OF CENTRAL MAINE, INC., a Maine corporation
DISCOVERY HOUSE TV, INC., a Utah corporation

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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DISCOVERY HOUSE UTAH, INC., a Utah corporation
DISCOVERY HOUSE WC INC., a Maine corporation
DISCOVERY HOUSE, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-BC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-BR, INC., a Maine corporation
DISCOVERY HOUSE-GROUP, LLC, a Delaware limited liability company
DISCOVERY HOUSE-HZ, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-LT, INC., a Utah corporation
DISCOVERY HOUSE-NC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-UC, INC., a Utah corporation
DMC - MEMPHIS, LLC, a Tennessee limited liability company
DUFFY’S NAPA VALLEY REHAB, LLC, a Delaware limited liability company
EAST INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company
EVANSVILLE TREATMENT CENTER, LLC, an Indiana limited liability company
FĒNX HEALTHCARE, LLC, a Delaware limited liability company
FOUR CIRCLES RECOVERY CENTER, LLC, a Delaware limited liability company
GALAX TREATMENT CENTER, LLC, a Virginia limited liability company
GENERATIONS BH, LLC, an Ohio limited liability company
GIFFORD STREET WELLNESS CENTER, LLC, a Delaware limited liability company
GREENBRIER ACQUISITION, LLC, a Delaware limited liability company
GREENBRIER HOLDINGS, L.L.C., a Louisiana limited liability company

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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GREENBRIER HOSPITAL, L.L.C., a Louisiana limited liability company
GREENBRIER REALTY, L.L.C., a Louisiana limited liability company
GREENLEAF CENTER, LLC, a Delaware limited liability company
HABILITATION CENTER, LLC, an Arkansas limited liability company
HABIT OPCO, LLC, a Delaware limited liability company
HERMITAGE BEHAVIORAL, LLC, a Delaware limited liability company
HCP POLARIS INVESTMENT, LLC, a Delaware limited liability company
HENRYVILLE INN, LLC, a Pennsylvania limited liability company
HMIH CEDAR CREST, LLC, a Delaware limited liability company
HUNTINGTON TREATMENT CENTER, LLC, a West Virginia limited liability company
INDIANAPOLIS TREATMENT CENTER, LLC, an Indiana limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
LAKELAND HOSPITAL ACQUISITION, LLC, a Georgia limited liability company
MCCALLUM GROUP, LLC, a Missouri limited liability company
MCCALLUM PROPERTIES, LLC, a Missouri limited liability company
MILLCREEK SCHOOL OF ARKANSAS, LLC, an Arkansas limited liability company
MILLCREEK SCHOOLS, LLC, a Mississippi limited liability company
MILWAUKEE HEALTH SERVICES SYSTEM, LLC a California limited liability company
NORTHEAST BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
OHIO HOSPITAL FOR PSYCHIATRY, LLC, an Ohio limited liability company
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION, an Indiana corporation

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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PARKERSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company
PARK ROYAL FEE OWNER, LLC, a Delaware limited liability company
PHC MEADOWWOOD, LLC, a Delaware limited liability company
PHC OF MICHIGAN, LLC, a Massachusetts limited liability company
PHC OF NEVADA, INC., a Massachusetts corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, LLC, a Massachusetts limited liability company
PINEY RIDGE TREATMENT CENTER, LLC, a Delaware limited liability company
POCONO MOUNTAIN RECOVERY CENTER LAND LLC, a Pennsylvania limited liability company
POCONO MOUNTAIN RECOVERY CENTER, LLC, a Pennsylvania limited liability company
POLARIS HOSPITAL HOLDINGS, LLC, a Nevada limited liability company
PSYCHIATRIC RESOURCE PARTNERS, LLC, a Delaware limited liability company
QUALITY ADDICTION MANAGEMENT, INC., a Wisconsin corporation
R.I.S.A.T., LLC, a Rhode Island limited liability company
REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company
RED RIVER HOLDING COMPANY, LLC, a Delaware limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
REHABILITATION CENTERS, LLC, a Mississippi limited liability company
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RICHMOND TREATMENT CENTER, LLC, an Indiana limited liability company
RIVERVIEW BEHAVIORAL HEALTH, LLC, a Texas limited liability company

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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RIVERWOODS BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
ROCK CREST DRIVE, LLC, a Pennsylvania limited liability company
ROCK CREST LLC LIMITED LIABILITY COMPANY, a Pennsylvania limited liability company
ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company
SAHARA HEALTH SYSTEMS, L.L.C., a Louisiana limited liability company
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SAN DIEGO HEALTH ALLIANCE, a California corporation
SAN DIEGO TREATMENT SERVICES, LLC a California limited liability company
SERENITY KNOLLS, a California corporation
SEVEN HILLS HOSPITAL, LLC, a Delaware limited liability company
SHAKER CLINIC, LLC, an Ohio limited liability company
SHELTERED LIVING INCORPORATED, a Texas corporation
SIERRA TUCSON, LLC, a Delaware limited liability company
SKYWAY HOUSE, LLC, a Delaware limited liability company
SOBER LIVING BY THE SEA, INC., a California corporation
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC, a Delaware limited liability company
SOUTHERN INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC., an Arizona corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC, a Pennsylvania limited liability company
STRUCTURE HOUSE, LLC, a Delaware limited liability company
SUCCESS ACQUISITION, LLC, an Indiana limited liability company

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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SUWS OF THE CAROLINAS, INC., a Delaware corporation
TEN LAKES CENTER, LLC, an Ohio limited liability company
TEXARKANA BEHAVIORAL ASSOCIATES, L.C., a Texas limited liability company
THE CAMP RECOVERY CENTER, LLC, a California limited liability company
TK BEHAVIORAL, LLC, a Delaware limited liability company
TK BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
TRANSCULTURAL HEALTH DEVELOPMENT, INC., a California corporation
TREATMENT ASSOCIATES, INC., a California corporation
TRUSTPOINT HOSPITAL, LLC, a Tennessee limited liability company
VALLEY BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
VERMILION HOSPITAL, LLC, a Delaware limited liability company
VILLAGE BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
VIRGINIA TREATMENT CENTER, LLC, a Virginia limited liability company
VISTA BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
VISTA BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
VITA NOVA, LLC, a Rhode Island limited liability company
VOLUNTEER TREATMENT CENTER, LLC, a Tennessee limited liability company
WCHS, INC., a California corporation
WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company
WELLPLACE, LLC, a Massachusetts limited liability company
WHEELING TREATMENT CENTER, LLC, a West Virginia limited liability company

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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WHITE DEER REALTY, LLC, a Pennsylvania limited liability company
WHITE DEER RUN, LLC, a Pennsylvania limited liability company
WICHITA TREATMENT CENTER INC., a Kansas corporation
WILLIAMSON TREATMENT CENTER, LLC a West Virginia limited liability company
WILMINGTON TREATMENT CENTER, LLC, a Virginia limited liability company
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC., a New Mexico corporation
YOUTH CARE OF UTAH, INC., a Delaware corporation
BOWLING GREEN INN OF PENSACOLA, LLC, a Virginia limited liability company
TEN BROECK TAMPA, LLC, a Florida limited liability company
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company
THE REFUGE – THE NEST, LLC, a Florida limited liability company
THE PAVILION AT HEALTHPARK, LLC, a Florida limited liability company
EL PASO BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
MISSION TREATMENT CENTERS, INC., a Nevada corporation
MISSION TREATMENT SERVICES, INC., a California corporation

By: /s/ David Duckworth
Name: David Duckworth
Title: Vice President and Treasurer

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Linda Lov
Name: Linda Lov
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Ellie Robertson
Name: Ellie Robertson
Title: Officer

CITIBANK, N.A.

By: /s/ Alvaro De Velasco
Name: Alvaro De Velasco
Title: Vice President

REGIONS BANK

By: /s/ J. Michael Mauldin
Name: J. Michael Mauldin
Title: SVP and MD

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Jill Wong
Name: Jill Wong
Title: Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

MUFG UNION BANK, N.A.

By: /s/ Kevin Wood
Name: Kevin Wood
Title: Director

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UBS AG, STAMFORD BRANCH

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

RAYMOND JAMES BANK, N.A.

By:
Name:
Title:

CADENCE BANK, N.A.

By: /s/ Will Donnelly
Name: Will Donnelly
Title: Vice President

CAPITAL ONE, N.A.

By: /s/ Anthony B. Sendik
Name: Anthony B. Sendik
Title: Duly Authorized Signatory

BANK OF MONTREAL

By: /s/ Eric Oppenheimer
Name: Eric Oppenheimer
Title: Managing Director

PINNACLE BANK

By: /s/ Allison H. Jones
Name: Allison H. Jones
Title: Senior Vice President

CAPSTAR BANK

By: /s/ Marc D. Mattson
Name: Marc D. Mattson
Title: Executive Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

By: /s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

JEFFERIES FINANCE LLC

By: /s/ J.R. Young
Name: J.R. Young
Title: Managing Director

JFIN CLO 2014-II LTD.
JFIN CLO 2014 LTD.
JFIN CLO 2015 LTD.

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

WELLS FARGO BANK, N.A.

By: /s/ Jordan Harris
Name: Jordan Harris
Title: Managing Director

FRANKLIN SYNERGY BANK

By: /s/ Scott H. McGuire
Name: Scott H. McGuire
Title: Senior Vice President

TRUIST BANK

By: /s/ Katie Lundin
Name: Katie Lundin
Title: Director

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HANCOCK WHITNEY BANK

By: /s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

EATON VANCE

By:
Name:
Title:

FIRST HORIZON BANK

By: /s/ Cathy Wind
Name: Cathy Wind
Title: SVP

AXA CHINA REGION LEVERAGED LOANS FUND

AXA GERMANY LEVERAGED LOANS FUND

AXA IRELAND LEVERAGED LOAN FUND

AXA UK LEVERAGED LOANS FUND

COLUMBUS DIVERSIFIED LEVERAGED LOANS FUND

COLUMBUS GLOBAL DEBT FUND

MATIGNON DERIVATIVES LOANSUNLIMITED COMPANY

MATIGNON LEVERAGED LOANS LTD

MATIGNON LOANS FUND

MATIGNON LOANS IARD FUND

XL INVESTMENTS LTD

By:    AXA INVESTMENT MANAGERS, INC.

By:
Name:
Title: